UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 3, 2024

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway,	Redwood City,	California	94065-1175
(Address of Principal Executive Offices)			(Zip Code)

(650)	628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02    Result of Operations and Financial Condition.

On May 7, 2024, Electronic Arts Inc. ("Electronic Arts" or “EA”) issued a press release announcing its financial results for the fourth fiscal quarter and fiscal year ended March 31, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

Neither the information in this Form 8-K nor the information in the press release attached hereto as Exhibit 99.1 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01    Other Events.

On May 3, 2024, the Audit Committee of EA, upon delegation from EA's full Board of Directors, authorized a new program to repurchase up to $5.0 billion of EA's common stock. Repurchases under this new stock repurchase program will begin on May 9, 2024 and the program will expire on May 9, 2027. This new stock repurchase program supersedes and replaces the stock repurchase authorization approved by EA’s Board of Directors on August 11, 2022, which will terminate effective as of May 8, 2024.

Under this program, EA may purchase stock in the open market or through privately-negotiated transactions in accordance with applicable securities laws, including pursuant to pre-arranged stock trading plans. The timing and actual amount of the stock repurchases will depend on several factors including price, capital availability, regulatory requirements, alternative investment opportunities and other market conditions. EA is not obligated to repurchase any specific number of shares of common stock under this program and it may be modified, suspended or discontinued at any time.

On May 3, 2024, the Audit Committee of EA, on behalf of EA’s full Board of Directors declared a cash dividend of $0.19 per share of EA's common stock. The dividend is payable on June 19, 2024 to stockholders of record as of the close of business on May 29, 2024.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 7, 2024, relating to Electronic Arts Inc.’s financial results for its fourth fiscal quarter and fiscal year ended March 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated May 7, 2024, relating to Electronic Arts Inc.’s financial results for its fourth fiscal quarter and fiscal year ended March 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	May 7, 2024	By:	/s/ Stuart Canfield
Stuart Canfield
Chief Financial Officer